UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) May 15, 2006

CVF TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

00-29266	87-0429335
(Commission File Number)	(IRS Employer Identification No.)

8604 Main Street, Suite 1, Williamsville, New York	14221
(Address of Principal Executive Offices)	(Zip Code)

(716) 565-4711
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On May 15, 2006, the Registrant issued the press release relating to its financial results for its first fiscal quarter ended March 31, 2006 that is furnished with this report as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits:

99 Press release, dated May 15, 2006, issued by CVF Technologies Corporation, relating to financial results for its first quarter ended March 31, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006	CVF Technologies Corporation

	By:	/s/ Jeffrey I. Dreben
Jeffrey I. Dreben
Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number

Description

99

Press release, dated May 15, 2006 issued by CVF Technologies Corporation, relating to financial results for its first fiscal quarter ended March 31, 2006